Summary Prospectus Supplement dated June 21, 2019

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Oppenheimer Value Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Kevin Holt	Portfolio Manager (co-lead)	2019
Devin Armstrong	Portfolio Manager (co-lead)	2019
Charles DyReyes	Portfolio Manager	2019
James Warwick	Portfolio Manager	2019”

O-VAL SUMPRO SUP 062119